UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Repor  t

Legg Mason

Western Asset

Variable Strategic

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable Strategic Bond Portfolio

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Portfolio name change

On November 1, 2012, the Portfolio’s name will change to Western Asset Variable Strategic Bond Portfolio. There will be no change in the Portfolio’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Variable Strategic Bond Portfolio for the six-month reporting period ended June 30, 2012. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	Legg Mason Western Asset Variable Strategic Bond Portfolio

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Legg Mason Western Asset Variable Strategic Bond Portfolio	V

Q. How did the emerging market debt asset class perform over the reporting period?

A. After a strong start, the asset class gave back a portion of its gains in May. During much of the first four months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to fall sharply in May 2012. The asset class then moved higher in June as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 7.45% over the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Class I shares of Legg Mason Western Asset Variable Strategic Bond Portfolio1 returned 4.17%. The Portfolio’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 2.37% for the same period. The Lipper Variable General Bond Funds Category Average2 returned 3.94% over the same time frame.

Performance Snapshot as of June 30, 2012 (unaudited)
6 months
Legg Mason Western Asset Variable Strategic Bond Portfolio[1]:
Class I	4.17%
Barclays U.S. Aggregate Index	2.37%
Lipper Variable General Bond Funds Category Average[2]	3.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended June 30, 2012 for Class I shares was 1.24%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 1.19%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the

Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 68 funds in the Portfolio’s Lipper category.

VI	Legg Mason Western Asset Variable Strategic Bond Portfolio

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2012, the gross total annual operating expense ratio for Class I shares was 0.99%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

July 27, 2012

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives, such as swap contracts, futures contracts, written options and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

2	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	4.17%	$1,000.00	$1,041.70	1.00%	$5.08	Class I	5.00%	$1,000.00	$1,019.89	1.00%	$5.02

[1]	For the six months ended June 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Var Strategic	— Legg Mason Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

4	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Var Strategic	— Legg Mason Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 27.7%
FHLMC — 7.8%
Federal Home Loan Mortgage Corp. (FHLMC)	2.320%	2/1/37	10,120	$10,599	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.312%	4/1/37	46,639	49,571	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.182%	5/1/37	25,665	27,029	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.870%	5/1/37	26,786	28,653	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.497%	1/1/38	44,395	47,717	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	118,065	128,489
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	198,733	218,698
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	7/12/42	100,000	104,937	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	7/17/27	200,000	205,625	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	130,435	142,145
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/42	100,000	110,176
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	7/1/42	400,000	421,000	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/12/42	200,000	217,375	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	9/1/42	100,000	107,047	(c)
Total FHLMC				1,819,061
FNMA — 12.5%
Federal National Mortgage Association (FNMA)	2.500%	7/17/27	400,000	412,250	(b)
Federal National Mortgage Association (FNMA)	3.000%	7/17/27-7/12/42	1,100,000	1,143,891	(b)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,606	1,936
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	4,291	4,831
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	189,042	206,387
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	97,317	110,187
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	64,505	75,097
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-7/1/42	786,651	844,385
Federal National Mortgage Association (FNMA)	4.500%	7/12/42	100,000	107,297	(b)
Total FNMA				2,906,261
GNMA — 7.4%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	26,117	29,905
Government National Mortgage Association (GNMA)	5.000%	10/20/39-8/20/40	241,288	267,526
Government National Mortgage Association (GNMA)	4.500%	7/20/40-3/20/41	326,881	360,680
Government National Mortgage Association (GNMA)	3.500%	7/19/42	100,000	106,984	(b)
Government National Mortgage Association (GNMA)	4.000%	7/19/42	100,000	109,234	(b)

See Notes to Financial Statements.

6	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA)	5.000%	7/19/42	100,000	$110,469	(b)
Government National Mortgage Association (GNMA) II	3.000%	7/19/42	100,000	103,813	(b)
Government National Mortgage Association (GNMA) II	3.500%	7/19/42	600,000	641,438	(b)
Total GNMA				1,730,049
Total Mortgage-Backed Securities (Cost — $6,376,895)				6,455,371
Asset-Backed Securities — 3.5%
Accredited Mortgage Loan Trust, 2005-3 A1	0.485%	9/25/35	20,192	19,199	(a)
ACE Securities Corp., 2006-SL2 A	0.585%	1/25/36	170,280	23,495	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.045%	8/25/32	12,298	5,460	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	25,000	25,476	(d)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.495%	6/25/34	33,980	11,174	(a)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.542%	12/15/33	126,517	86,518	(a)(d)
Education Funding Capital Trust, 2003-3 A7	2.430%	12/15/42	50,000	45,375	(a)(c)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	8,419	9,065
Greenpoint Manufactured Housing, 1999-2 A2	2.985%	3/18/29	25,000	20,696	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.641%	6/19/29	25,000	20,357	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	25,000	20,281	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.739%	2/20/32	25,000	19,045	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.739%	3/13/32	25,000	20,128	(a)
GSAMP Trust, 2006-S2 A2	0.345%	1/25/36	68,844	7,110	(a)
Keycorp Student Loan Trust, 2002-A 1A2	0.657%	8/27/31	46,507	42,591	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.726%	10/25/32	62,253	57,529	(a)
Lehman XS Trust, 2006-14N 1A1B	0.455%	9/25/46	159,999	73,336	(a)
Mid-State Trust, 6 A1	7.340%	7/1/35	12,065	12,565
Northstar Education Finance Inc., 2005-1 B	1.163%	10/30/45	100,000	56,500	(a)
Northstar Education Finance Inc., 2007-1 A6	0.927%	1/29/46	25,000	20,375	(a)(c)
Northstar Education Finance Inc., 2007-1 A7	0.716%	1/29/46	25,000	20,125	(a)(c)
Origen Manufactured Housing, 2006-A A2	3.739%	10/15/37	75,000	49,500	(a)
SACO I Trust, 2006-4 A1	0.585%	3/25/36	61,058	29,710	(a)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(d)(e)(f)
SLM Student Loan Trust, 2003-04 A5E	1.218%	3/15/33	70,638	68,587	(a)(d)
SLM Student Loan Trust, 2005-4 A3	0.586%	1/25/27	50,000	47,305	(a)
Total Asset-Backed Securities (Cost — $1,217,697)				811,502
Collateralized Mortgage Obligations — 11.0%
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	10,000	10,421
Banc of America Mortgage Securities, 2005-H 2A1	2.762%	9/25/35	90,453	73,290	(a)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.245%	12/25/34	19,453	18,119	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.474%	7/20/35	122,323	71,818	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	7

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.593%	2/15/39	61,000	$68,443	(a)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	2.045%	8/25/35	25,845	15,349	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.453%	3/19/45	88,558	58,648	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3451 SB, IO	5.788%	5/15/38	23,224	2,782	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	5.988%	1/15/40	54,032	7,745	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.807%	4/15/39	200,000	42,625	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.405%	4/25/20	264,139	18,310	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.836%	6/25/20	216,461	20,928	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.678%	8/25/20	98,358	8,368	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.449%	4/25/21	267,777	22,739	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.741%	10/25/21	99,687	10,948	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.608%	12/25/21	99,792	9,992	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.257%	5/25/18	198,814	20,379	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.165%	8/25/18	239,714	24,303	(a)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.285%	12/25/40	140,346	22,246	(a)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.285%	1/25/41	72,592	11,915	(a)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.705%	9/25/41	94,598	14,724	(a)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.305%	10/25/41	86,963	16,403	(a)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	100,000	118,888
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	200,000	227,322
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	100,000	119,700
Federal National Mortgage Association (FNMA), 2012-75 LS, IO	6.300%	7/25/42	100,000	20,740	(a)
Federal National Mortgage Association (FNMA), 2012-76 AC	6.500%	7/25/42	200,000	233,777
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	31,442	4,223
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	73,254	10,962
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	100,000	16,470	(c)

See Notes to Financial Statements.

8	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	100,000	$11,920	(c)
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.578%	5/17/32	254,734	7,516	(a)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.306%	11/20/38	123,781	18,242	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.256%	5/20/40	71,338	12,062	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.406%	1/20/40	84,062	12,943	(a)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.756%	9/20/40	72,846	11,374	(a)
Government National Mortgage Association (GNMA), 2010-35 AS, IO	5.506%	3/20/40	76,304	12,074	(a)
Government National Mortgage Association (GNMA), 2010-37 SG, IO	5.456%	3/20/40	77,277	12,332	(a)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.936%	9/20/40	81,401	12,261	(a)
Government National Mortgage Association (GNMA), 2011-141 WI, IO	4.000%	10/16/26	86,257	10,569
Government National Mortgage Association (GNMA), 2011-H03 FA	0.739%	1/20/61	94,125	94,309	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.689%	2/20/61	96,002	95,943	(a)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.066%	10/25/35	66,714	47,184	(a)
Harborview Mortgage Loan Trust, 2004-08 2A4A	0.643%	11/19/34	92,003	58,714	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.593%	1/19/35	103,507	65,276	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.671%	3/25/35	57,282	41,079	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	10,000	10,769
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	90,000	99,955
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	55,528	52,480
Merit Securities Corp., 11PA B2	1.745%	9/28/32	12,141	11,917	(a)(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.163%	8/12/49	90,000	99,324	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.880%	3/25/36	173,542	97,348	(a)
Sequoia Mortgage Trust, 2003-2 A2	1.411%	6/20/33	93,087	80,550	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.565%	10/25/35	103,484	62,703	(a)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.731%	8/25/35	11,527	9,419	(a)
Structured Asset Securities Corp., 2005-GEL2 A	0.525%	4/25/35	46,493	41,321	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	9

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.724%	3/20/47	17,549	$983	(a)(c)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.457%	9/25/36	83,833	61,032	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	0.968%	7/25/47	241,318	71,111	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.659%	4/25/36	17,900	13,711	(a)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.614%	6/15/45	170,000	18,195	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $3,104,078)				2,577,193
Corporate Bonds & Notes — 29.7%
Consumer Discretionary — 2.6%
Automobiles — 0.5%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	122,517
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	15,450
Hotels, Restaurants & Leisure — 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	10,600
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	25,000	0	(c)(e)(f)(g)
Total Hotels, Restaurants & Leisure				10,600
Media — 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	43,400
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,734
Comcast Corp., Notes	6.500%	1/15/15	50,000	56,433
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,388
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	22,300
DISH DBS Corp., Senior Notes	5.875%	7/15/22	20,000	20,300	(d)
News America Inc., Senior Notes	4.500%	2/15/21	10,000	10,983
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	20,000	25,406
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	104,678
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	10,633
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	12,229
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	30,000	33,698
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	38,856
United Business Media Ltd., Notes	5.750%	11/3/20	20,000	20,618	(d)
Total Media				456,656
Total Consumer Discretionary				605,223

See Notes to Financial Statements.

10	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.7%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	$35,805
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	23,459
Diageo Finance BV	3.250%	1/15/15	30,000	31,782
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	30,000	30,884
Total Beverages				121,930
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	20,000	24,976
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	45,027	53,466
Safeway Inc., Senior Notes	3.950%	8/15/20	10,000	9,665
Safeway Inc., Senior Notes	4.750%	12/1/21	20,000	19,872
Total Food & Staples Retailing				107,979
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	30,000	30,849	(d)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	60,000	71,115
Total Food Products				101,964
Tobacco — 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	21,979
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	41,277
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	10,679
Total Tobacco				73,935
Total Consumer Staples				405,808
Energy — 5.3%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	30,000	31,356
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	10,925	(d)
Total Energy Equipment & Services				42,281
Oil, Gas & Consumable Fuels — 5.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	75,744
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	23,259
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	46,113
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	17,000
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	52,998
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	20,000	20,751
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	20,000	19,900
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	25,000	25,891
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	11,495
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	9,912

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	11

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	25,000	$34,390
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	21,100
Devon Energy Corp., Senior Notes	3.250%	5/15/22	10,000	10,195
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	46,587
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	46,000	47,165
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	30,000	37,519
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	80,000	85,007
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	10,000	11,350
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	40,000	44,420
Hess Corp., Notes	8.125%	2/15/19	10,000	12,889
Hess Corp., Notes	7.875%	10/1/29	10,000	13,112
Hess Corp., Notes	7.300%	8/15/31	30,000	37,647
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,561
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	12,025
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	10,000	10,350
Noble Energy Inc., Senior Notes	4.150%	12/15/21	50,000	52,678
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	20,893
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	30,000	30,257
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	20,350
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	29,875
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	22,467
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	13,187
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	97,449
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	22,300
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	11,605
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	46,656
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	12,344
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	26,625
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	26,862
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	8,856
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,000
Total Oil, Gas & Consumable Fuels				1,190,784
Total Energy				1,233,065
Financials — 11.9%
Capital Markets — 2.1%
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,019

See Notes to Financial Statements.

12	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	10,000	$10,146
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,402
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	22,838
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	90,000	92,793
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	10,176
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	52,315
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	30,000	0	(a)(c)(e)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	240,000	0	(c)(e)(f)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	11,203
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	230,000	232,121
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	42,891
Total Capital Markets				494,904
Commercial Banks — 2.6%
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	31,422	(d)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	80,000	82,422
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	18,700	(d)(f)(h)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	30,000	34,055
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	50,000	51,486	(a)(d)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	50,000	50,216
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	20,000	19,981
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	20,000	20,387
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	202,786
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,308
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	40,000	40,135
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	40,000	40,550
Total Commercial Banks				613,448
Consumer Finance — 1.0%
Ally Financial Inc., Notes	1.750%	10/30/12	50,000	50,248
American Express Co., Subordinated Debentures	6.800%	9/1/66	50,000	51,838	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	21,617
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	50,000	54,224
John Deere Capital Corp., Notes	2.250%	4/17/19	20,000	20,474
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	20,000	20,699
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	20,000	17,000
Total Consumer Finance				236,100

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	13

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 4.8%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	$10,198
Bank of America Corp., Senior Notes	5.000%	5/13/21	20,000	20,671
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	207,301
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	23,588
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	21,026
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	268,764
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	110,000	142,405
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	114,812	(a)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	21,200	(d)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	75,600	(d)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	95,664
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	53,694
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	55,716
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	10,000	10,283
Total Diversified Financial Services				1,120,922
Insurance — 1.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	11,082
American International Group Inc., Senior Notes	6.400%	12/15/20	60,000	68,001
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	120,000	118,233
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	82,154
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	38,874	(d)
Total Insurance				318,344
Total Financials				2,783,718
Health Care — 2.0%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	22,993
Health Care Providers & Services — 0.8%
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	64,126
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	5,000	4,263
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	20,000	22,550
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	24,230
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	21,076
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,866
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	21,154
WellPoint Inc., Senior Notes	3.125%	5/15/22	10,000	10,101
Total Health Care Providers & Services				192,366

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	$10,777
Pharmaceuticals — 1.0%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	80,000	84,314	(d)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	30,000	30,582
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	37,654
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	24,912	(d)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	21,077
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	31,616
Total Pharmaceuticals				230,155
Total Health Care				456,291
Industrials — 1.1%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	25,039
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	12,016
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,514
United Technologies Corp., Senior Notes	3.100%	6/1/22	30,000	31,503
Total Aerospace & Defense				79,072
Airlines — 0.5%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	95,281	102,427
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	16,698	18,994
Total Airlines				121,421
Commercial Services & Supplies — 0.1%
Waste Management Inc., Senior Notes	7.375%	5/15/29	10,000	13,283
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	4.500%	6/1/42	30,000	33,093
Total Industrials				246,869
Materials — 1.9%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	11,105
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,558
Total Chemicals				22,663
Metals & Mining — 1.7%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	10,000	10,374
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	43,193
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	73,199
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	40,000	39,435
Novelis Inc., Senior Notes	8.750%	12/15/20	10,000	10,825

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	15

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	10,000	$12,341
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,804
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	50,000	53,290
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	21,524
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	15,000	15,300
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	34,949
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	73,679
Total Metals & Mining				408,913
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	10,273	(d)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	10,273	(d)
Total Paper & Forest Products				20,546
Total Materials				452,122
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.6%
AT&T Inc., Global Notes	5.500%	2/1/18	90,000	107,074
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	12,916
AT&T Inc., Senior Notes	3.875%	8/15/21	20,000	21,827
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	112,234
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	21,100
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	5,000	5,313
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	10,000	8,957
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	20,000	24,396
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	40,000	49,930
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	20,000	21,336
Total Diversified Telecommunication Services				385,083
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	23,614
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,348
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	27,450
Total Wireless Telecommunication Services				63,412
Total Telecommunication Services				448,495
Utilities — 1.3%
Electric Utilities — 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	4,000	4,081
Exelon Corp., Bonds	5.625%	6/15/35	75,000	81,547
FirstEnergy Corp., Notes	7.375%	11/15/31	55,000	69,235
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	20,000	25,287

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	10,000		$13,497
Total Electric Utilities					193,647
Independent Power Producers & Energy Traders — 0.4%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	15,000		16,275	(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000		10,850	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000		68,827
Total Independent Power Producers & Energy Traders					95,952
Total Utilities					289,599
Total Corporate Bonds & Notes (Cost — $6,967,024)					6,921,190
Collateralized Senior Loans — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp., Bridge Term Loan (Cost — $9,704)	8.500%	12/2/17	10,000		9,925	(j)
Municipal Bonds — 0.7%
California — 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	20,000		24,848
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	20,000		28,830
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	20,000		24,587
University of California Revenues	4.858%	5/15/12	20,000		20,535
Total California					98,800
Georgia — 0.2%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	20,000		23,224
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000		11,472
Total Georgia					34,696
Illinois — 0.1%
Illinois State, GO	5.877%	3/1/19	20,000		22,198
Total Municipal Bonds (Cost — $131,887)					155,694
Sovereign Bonds — 2.2%
Canada — 0.1%
Province of Ontario, Senior Bonds	0.950%	5/26/15	30,000		30,155
Mexico — 1.7%
Mexican Bonos, Bonds	8.000%	6/11/20	1,170,000	MXN	104,017

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	17

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
Mexican Bonos, Bonds	6.500%	6/9/22	1,430,000	MXN	$116,363
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		58,878
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		116,875
Total Mexico					396,133
Russia — 0.4%
Russian Foreign Bond — Eurobond	11.000%	7/24/18	65,000		91,325	(d)
Total Sovereign Bonds (Cost — $469,870)					517,613
U.S. Government & Agency Obligations — 14.3%
U.S. Government Agencies — 2.1%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		20,857
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		54,156
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,365
Federal National Mortgage Association (FNMA), Debentures	0.010%	10/9/19	50,000		40,601
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		72,211
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		140,323
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		26,182
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		57,874
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		48,793
Total U.S. Government Agencies					481,362
U.S. Government Obligations — 12.2%
U.S. Treasury Bonds	4.375%	5/15/41	355,000		474,202
U.S. Treasury Bonds	3.125%	11/15/41	770,000		827,870
U.S. Treasury Bonds	3.125%	2/15/42	300,000		322,266
U.S. Treasury Notes	1.875%	2/28/14	30,000		30,775
U.S. Treasury Notes	0.625%	5/31/17	20,000		19,911
U.S. Treasury Notes	1.250%	4/30/19	970,000		980,912
U.S. Treasury Notes	2.000%	11/15/21	190,000		197,021
Total U.S. Government Obligations					2,852,957
Total U.S. Government & Agency Obligations (Cost — $3,081,351)					3,334,319

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XIII (Cost — $24,962)	7.875%		975		26,607	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security		Expiration Date	Contracts/ Notional Par	Value
Purchased Options — 0.0%
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/20/12	184,000	$2,606
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00		7/18/12	112,000	314
Eurodollar Futures, Put @ $98.88		12/17/12	3	150
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	10	1,000
Eurodollar Mid Curve 3-Year Futures, Put @ $97.25		12/14/12	6	263
Eurodollar Mid Curve 3-Year Futures, Put @ $98.25		12/14/12	6	1,275
Total Purchased Options (Cost — $21,736)				5,608

			Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	13,331	*
SemGroup Corp.		11/30/14	31	281	*(f)
Total Warrants (Cost — $0)				13,612
Total Investments before Short-term Investments (Cost — $21,405,204)				20,828,634

Rate		Maturity Date	Face Amount†
Short-Term Investments — 10.8%
U.S. Government Agencies — 10.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	800,000	799,984	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	9/11/12	1,000,000	999,862	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	730,000	729,998	(k)
Total Short-Term Investments (Cost — $2,529,742)				2,529,844
Total Investments — 100.1% (Cost — $23,934,946#)				23,358,478
Liabilities in Excess of Other Assets — (0.1)%				(25,697)
Total Net Assets — 100.0%				$23,332,781

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	19

Legg Mason Western Asset Variable Strategic Bond Portfolio

(e)	Value is less than $1.

(f)	Illiquid security.

(g)	The coupon payment on these securities is currently in default as of June 30, 2012.

(h)	The maturity principal is currently in default as of June 30, 2012.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts/ Notional Amount	Value
Eurodollar Futures, Put	9/17/12	$98.88	3	$38
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	10	375
Eurodollar Mid Curve 3-Year Futures, Put	12/14/12	97.75	12	1,125
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	87.00	184,000	985
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	112,000	36
Total Written Options (Premiums received — $12,541)				$2,559

See Notes to Financial Statements.

20	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $23,934,946)	$23,358,478
Foreign currency, at value (Cost — $47,277)	47,402
Cash	3,592,099
Receivable for securities sold	1,502,200
Interest receivable	143,567
Deposits with brokers for open futures contracts	85,003
Unrealized appreciation on forward foreign currency contracts	24,922
Receivable for Portfolio shares sold	14,699
Receivable from broker — variation margin on open futures contracts	12,493
Swaps, at value (premiums paid — $11,716)	11,051
Principal paydown receivable	10,101
Receivable for open swap contracts	6
Prepaid expenses	210
Total Assets	28,802,231

Liabilities:
Payable for securities purchased	5,379,821
Investment management fee payable	11,378
Swaps, at value (premiums received — $11,118)	9,838
Unrealized depreciation on forward foreign currency contracts	3,338
Written options, at value (premiums received — $12,541)	2,559
Payable for Portfolio shares repurchased	2,336
Payable for open swap contracts	5
Accrued expenses	60,175
Total Liabilities	5,469,450
Total Net Assets	$23,332,781

Net Assets:
Par value (Note 5)	$23
Paid-in capital in excess of par value	26,303,398
Undistributed net investment income	106,782
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(2,526,768)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(550,654)
Total Net Assets	$23,332,781

Shares Outstanding:
Class I	2,285,746

Net Asset Value:
Class I	$10.21

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$333,889
Dividends	2,297
Total Investment Income	336,186

Expenses:
Investment management fee (Note 2)	70,111
Shareholder reports	25,958
Audit and tax	18,051
Legal fees	4,749
Transfer agent fees	3,129
Custody fees	2,466
Fund accounting fees	1,090
Insurance	612
Trustees’ fees	194
Miscellaneous expenses	977
Total Expenses	127,337
Less: Fee waivers and/or expense reimbursements (Note 2)	(19,474)
Net Expenses	107,863
Net Investment Income	228,323

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(236,630)
Futures contracts	(53,878)
Written options	12,473
Swap contracts	(4,963)
Foreign currency transactions	18,938
Net Realized Loss	(264,060)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	926,577
Futures contracts	(11,256)
Written options	9,842
Swap contracts	2,911
Foreign currencies	(2,798)
Change in Net Unrealized Appreciation (Depreciation)	925,276
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	661,216
Increase in Net Assets From Operations	$889,539

See Notes to Financial Statements.

22	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$228,323	$785,750
Net realized loss	(264,060)	(1,943,848)
Change in net unrealized appreciation (depreciation)	925,276	3,407,314
Increase in Net Assets From Operations	889,539	2,249,216

Distributions to Shareholders From (Note 1):
Net investment income	(164,130)	(1,040,005)
Decrease in Net Assets From Distributions to Shareholders	(164,130)	(1,040,005)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	3,664,586	6,467,814
Reinvestment of distributions	164,130	1,040,005
Cost of shares repurchased	(2,428,902)	(41,775,603)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	1,399,814	(34,267,784)
Increase (Decrease) in Net Assets	2,125,223	(33,058,573)

Net Assets:
Beginning of period	21,207,558	54,266,131
End of period*	$23,332,781	$21,207,558
* Includes undistributed net investment income of:	$106,782	$42,589

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$9.87	$9.57	$8.80	$7.59	$9.93	$10.24

Income (loss) from operations:
Net investment income	0.11	0.25	0.31	0.37	0.47	0.53
Net realized and unrealized gain (loss)	0.30	0.40	0.73	1.31	(2.20)	(0.33)
Total income (loss) from operations	0.41	0.65	1.04	1.68	(1.73)	0.20

Less distributions from:
Net investment income	(0.07)	(0.35)	(0.27)	(0.39)	(0.61)	(0.51)
Net realized gains	—	—	—	(0.08)	—	—
Total distributions	(0.07)	(0.35)	(0.27)	(0.47)	(0.61)	(0.51)

Net asset value, end of period	$10.21	$9.87	$9.57	$8.80	$7.59	$9.93
Total return[3]	4.17%	6.87%	11.82%	22.29%	(17.35)%	1.99%

Net assets, end of period (000s)	$23,333	$21,208	$54,266	$54,167	$49,894	$85,823

Ratios to average net assets:
Gross expenses	1.18%[4]	0.99%	0.90%	0.96%	0.91%	0.83%
Net expenses[5,6]	1.00 [4,7]	0.98 [7]	0.90	0.96	0.91 [7]	0.83
Net investment income	2.12 [4]	2.50	3.29	4.48	5.15	5.12

Portfolio turnover rate[8]	81%	224%	224%	76%	24%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 243%, 793%, 685%, 316%, 377% and 579% for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

24	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	25

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

26	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (level 3)		Total
Long-term investments†:
Mortgage-backed securities	—	$6,348,324	$107,047		$6,455,371
Asset-backed securities	—	791,127	20,375		811,502
Collateralized mortgage obligations	—	2,577,193	—		2,577,193
Corporate bonds & notes	—	6,921,190	0	*	6,921,190
Collateralized senior loans	—	9,925	—		9,925
Municipal bonds	—	155,694	—		155,694
Sovereign bonds	—	517,613	—		517,613
U.S. government & agency obligations	—	3,334,319	—		3,334,319
Preferred stocks	$26,607	—	—		26,607
Purchased options	2,688	2,920	—		5,608
Warrants	—	13,612	—		13,612
Total long-term investments	$29,295	$20,671,917	$127,422		$20,828,634
Short-term investments†	—	2,529,844	—		2,529,844
Total investments	$29,295	$23,201,761	$127,422		$23,358,478
Other financial instruments:
Futures contracts	$890	—	—		$890
Forward foreign currency contracts	—	$24,922	—		24,922
Credit default swaps on credit indices — buy protection‡	—	11,051	—		11,051
Total other financial instruments	$890	$35,973	—		$36,863
Total	$30,185	$23,237,734	$127,422		$23,395,341

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written options	$1,538	$1,021	—	$2,559
Futures contracts	7,395	—	—	7,395
Forward foreign currency contracts	—	3,338	—	3,338
Credit default swaps on credit indices — sell protection‡	—	9,838	—	9,838
Total	$8,933	$14,197	—	$23,130

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	27

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Mortgage- Backed Securities	Warrants	Total
Balance as of December 31, 2011	$0	*	$39,000	—	$174	$39,174
Accrued premiums/discounts	—		107	—	—	107
Realized gain (loss)[1]	—		(561)	—	—	(561)
Change in unrealized appreciation (depreciation)[2]	—		2,204	—	107	2,311
Purchases	—		—	$107,047	—	107,047
Sales	—		(20,375)	—	—	(20,375)
Transfers into Level 3	—		—	—	—	—
Transfers out of Level 3[3]	—		—	—	(281)	(281)
Balance as of June 30, 2012	$0	*	$20,375	$107,047	—	$127,422
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[2]	—		$2,204	—	—	$2,204

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its

28	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	29

Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Portfolio may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

30	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(j) Loan participations. The Portfolio invests in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	31

Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2012, the total notional value of all credit default swaps to sell protection is $156,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives

32	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	33

cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

34	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	35

transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Portfolio held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $15,735. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable

36	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited provides certain subadvisory services to the Portfolio relating currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the six months ended June 30, 2012, fees waived and/or expenses reimbursed amounted to $19,474.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	37

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,161,166	$49,528,330
Sales	1,758,549	49,707,119

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,057,377
Gross unrealized depreciation	(1,633,845)
Net unrealized depreciation	$(576,468)

At June 30, 2012, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	3	3/13	$745,360	$746,064	$704
Contracts to Sell:
90-Day Eurodollar	3	3/14	744,765	745,275	(510)
U.S. Treasury 2-Year Notes	5	9/12	1,101,124	1,100,938	186
U.S. Treasury 5-Year Notes	8	9/12	990,951	991,750	(799)
U.S. Treasury 10-Year Notes	9	9/12	1,195,377	1,200,375	(4,998)
U.S. Treasury 30-Year Bonds	3	9/12	442,818	443,906	(1,088)
					(7,209)
Net unrealized loss on open futures contracts					$(6,505)

During the six months ended June 30, 2012, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	3	$853
Options written	1,861,244	40,234
Options closed	(1,565,222)	(28,546)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2012	296,025	$12,541

At June 30, 2012, the Portfolio held TBA securities with a total cost of $3,253,121.

38	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2012, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$192,329	8/16/12	$(3,338)
Contracts to Sell:
Canadian Dollar	Morgan Stanley & Co.	196,000	192,329	8/16/12	1,178
Euro	UBS AG	497,756	630,152	8/16/12	23,744
					24,922
Net unrealized gain on open forward foreign currency contracts					$21,584

At June 30, 2012, the Portfolio held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Portfolio‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	$4,000	10/12/52	0.500% monthly	$(319)	$(363)	$44
Goldman Sachs Group Inc. (CMBX NA AM 1)	10,000	10/12/52	0.500% monthly	(798)	(905)	107
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	55,000	3/15/49	0.070% monthly	(2,819)	(3,195)	376
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	10,000	3/15/49	0.070% monthly	(513)	(544)	31
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	29,000	3/15/49	0.070% monthly	(1,486)	(1,649)	163
Credit Suisse First Boston Inc. (CMBX NA AM 1)	17,000	10/12/52	0.500% monthly	(1,356)	(1,641)	285
JPMorgan Chase & Co. (CMBX NA AM 1)	21,000	10/12/52	0.500% monthly	(1,676)	(2,013)	337
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	10,000	2/17/51	0.350% quarterly	(871)	(808)	(63)
Total	$156,000			$(9,838)	$(11,118)	$1,280

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Portfolio‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$20,000	10/12/52	0.100% monthly	$720	$794	$(74)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	12,000	10/12/52	0.100% monthly	432	484	(52)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	59,000	10/12/52	0.100% monthly	2,124	2,612	(488)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	77,000	10/12/52	0.100% monthly	2,772	2,953	(181)

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	39

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4] (cont’d)
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Portfolio‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	$9,000	2/17/51	0.500% monthly	$1,758	$1,748	$10
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	12,000	2/17/51	0.500% monthly	2,345	2,286	59
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	25,000	10/12/52	0.100% quarterly	900	839	61
Total	$214,000			$11,051	$11,716	$(665)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$2,688	—	$2,920	$5,608
Futures contracts[3]	890	—	—	890
Swap contracts[4]	—	—	11,051	11,051
Forward foreign currency contracts	—	$24,922	—	24,922
Total	$3,578	$24,922	$13,971	$42,471

40	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,538	—	$1,021	$2,559
Futures contracts[3]	7,395	—	—	7,395
Swap contracts[4]	—	—	9,838	9,838
Forward foreign currency contracts	—	$3,338	—	3,338
Total	$8,933	$3,338	$10,859	$23,130

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$3,008	$3,008
Written options	$6,717	—	5,756	12,473
Futures contracts	(53,878)	—	—	(53,878)
Swap contracts	(4,396)	—	(567)	(4,963)
Forward foreign currency contracts	—	$21,029	—	21,029
Total	$(51,557)	$21,029	$8,197	$(22,331)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(10,727)	—	$(5,260)	$(15,987)
Written options	7,454	—	2,388	9,842
Futures contracts	(11,256)	—	—	(11,256)
Swap contracts	1,639	—	1,272	2,911
Forward foreign currency contracts	—	$(4,120)	—	(4,120)
Total	$(12,890)	$(4,120)	$(1,600)	$(18,610)

Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report	41

During the six months ended June 30, 2012, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$12,323
Written options	9,815
Futures contracts (to buy)	870,314
Futures contracts (to sell)	3,917,629
Forward foreign currency contracts (to buy)	194,546
Forward foreign currency contracts (to sell)	701,367

Average Notional Balance
Interest rate swap contracts†	$304,286
Credit default swap contracts (to buy protection)	210,286
Credit default swap contracts (to sell protection)	217,571
Total return swap contracts†	60,081

†	At June 30, 2012, there were no open positions held in this derivative.

5. Shares of beneficial interest

At June 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Class I
Shares sold	361,748	652,901
Shares issued on reinvestment	16,123	106,384
Shares repurchased	(241,385)	(4,278,517)
Net increase (decrease)	136,486	(3,519,232)

6. Capital loss carryforward

As of December 31, 2011, the Portfolio had a net capital loss carryforward of approximately $2,263,722, of which $698,045 does not expire, $1,138,446 expires in 2017 and $427,231 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Portfolio’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax

42	Legg Mason Western Asset Variable Strategic Bond Portfolio 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason Western Asset

Variable Strategic Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Variable Strategic Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Strategic Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010091 8/12 SR12-1710

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	August 23, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Variable Income Trust

Date:	August 23, 2012